EXHBIT 10.04

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made and entered into this 23rd day of February 2006, by and between AngelCiti Entertainment, Inc., a Nevada corporation (hereinafter referred to as "Seller") and Equivest Opportunity Fund, Inc., a Belize corporation (hereinafter referred to as "Purchaser");

W I T N E S S E T H:

WHEREAS, the Seller is the record owner and holder of the issued and outstanding shares of the capital stock (the “Shares”) of Worldwide Management, SA, a Costa Rica corporation and First National Consulting, Inc., a Belize corporation (hereinafter referred to as the "Corporations"), and

WHEREAS, the Purchaser is currently the sole customer of the Corporations; and

WHEREAS, the Purchaser desires to purchase the Shares and the Seller desires to sell the Shares, upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Corporation's Stock aforementioned, it is hereby agreed as follows:

1. PURCHASE AND SALE:

Subject to the terms and conditions hereinafter set forth, the Seller hereby sells, conveys, transfers, and delivers the Shares to Purchaser, and the Purchaser shall purchase from the Seller the Shares in consideration of the purchase price and obligations set forth in this Agreement. The certificates representing the Shares shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in the customary fashion, and shall have all the necessary documentary transfer tax stamps affixed thereto at the expense of the Seller.

2. CONSIDERATION.

The total consideration for the Sale of the Shares is a payment of $25,000 from Seller to Purchaser and Purchaser hereby assumes any and all outstanding liabilities of the Subsidiaries, and releases Purchaser and holds Purchaser harmless from any and all liabilities relating in any way whatsoever relating to and from the Subsidiaries (the “Purchase Price”).

3. REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller hereby warrants and represents:

(a) Organization and Standing.

Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the corporate power and authority to carry on its business as it is now being conducted.

(b) Restrictions on Stock.

i.

The Seller is not a party to any agreement, written or oral, creating rights in respect to the Corporation's Stock in any third person or relating to the voting of the Corporation's Stock.

ii.

Seller is the lawful owner of the Stock, free and clear of all security interests, liens, encumbrances, equities and other charges.

iii.

There are no existing warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to the stock, nor are there any securities convertible into such stock.

(b) Outstanding Liabilities.

To the best of Seller’s knowledge, all of the outstanding liabilities of the Corporations do not exceed $100,000.

4. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

Seller and Purchaser hereby represent and warrant to each other that there has been no act or omission by Seller, Purchaser or the Corporation which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

5. GENERAL PROVISIONS

(a) Entire Agreement.

This Agreement (including the exhibits hereto and any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(b) Sections and Other Headings.

The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c) Governing Law.

This agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the laws of the State of Nevada. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Dade County, State of Florida. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled.

IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

AngelCiti Entertainment, Inc.

a Nevada corporation

______________________

George Gutierrez

President

Equivest Opportunity Fund

a Belize corporation

______________________

Edward Nedelcu

President